                           EAGLE GROWTH SHARES, INC.

PRESIDENT'S LETTER - January 6, 1997

Dear shareholders,
   We are at peace, the economy is growing slowly, interest rates are low but creeping up and the Presidential election is over.
   Many market pundits have been wringing their hands, worrying over inflation which has not yet arrived. As an economic cycle matures, it is normal for productivity growth to slow and unit labor costs to accelerate. Several forces have delayed inflationary momentum. Economists recognize their inability to measure productivity in the growing service sector which employs most of our workers. Most recent investment in computers has been directed to this area where hard to measure productivity gains have taken place. Budget cutting by European governments has resulted in low demand for our products by Europeans. This force in European policy should continue for the next two to three years, as they strive to meet the mandate of the Maastricht Treaty.
   The Japanese have been heavy buyers of U.S. Treasury bonds and own an estimated one quarter of those outstanding. Japan's appetite for U.S. Treasury securities has remained high because their own interest rates are so low. We do not doubt they will continue to help finance our federal government's budget deficit, since they have little choice while they run a trade surplus with the United States.
   Partly due to the market's outlook for interest rates, numerous interest sensitive stocks performed well over the last year. This contributed to the Fund's positive performance during fiscal 1996. Household International(1) appreciated 51.6%; Federal Home Loan Corp.(1) advanced 48.4%; and Lennar(1), a home builder, rose 17.5%.
   In other sectors of our portfolio's holdings, the underlying values of Apache(1), Cubic Corp.(1) and Oryx Energy(1) were discovered by investors causing their value to increase 36.6%, 32.7%, and 58.1%, respectively.
   These gains were partially offset by lower prices for Value Vision, Atlantic Southeast Airlines, and Leucadia National.
   As always our economy faces problems as well as opportunities. We remain vigilant in searching out opportunities for our investors.

                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Standard and Poor's Index*

The printed report shows a line graph with the following points.

              EAGLE
              GROWTH    S&P
              SHARES    INDEX
 5/01/87**    $ 9,150   $10,000
11/30/87      $ 6,850   $ 8,137
11/30/88      $ 9,041   $10,032
11/30/89      $15,105   $13,124
11/30/90      $11,344   $12,664
11/30/91      $14,552   $15,238
11/30/92      $11,671   $18,049
11/30/93      $16,968   $19,868
11/30/94      $14,430   $20,079
11/30/95      $16,960   $27,495
11/30/96      $19,303   $35,164

     Average Annual Total Returns as of 11/30/96

                         1 YEAR   5 YEARS  Since 5/1/87**
                         --------------------------------
N.A.V. Only              13.82%   5.81%    8.10%
S.E.C. Standardized       4.14%   4.04%    7.10%

           Past performance is not predictive of future performance.

(1) Household International, Federal Home Loan Corp., Lennar, Apache, Cubic Corp. and Oryx Energy represented 6.2%, 5.6%, 4.2%, 3.6%, 1.2% and 4.7% of the Fund's total net asset value on 11/30/96, respectively.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** Mr. Donald H. Baxter became the Fund's portfolio manager on May 1, 1987. Previous periods during which the Fund was advised by another investment advisor are not shown.

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  -  NOVEMBER 30, 1996

 Shares                                                              Value
--------                                                           ----------
                            COMMON STOCKS - 86.3%
                               AIRLINES - 3.7%
 5,000      Atlantic Southeast Airlines...................         $  113,750
                                                                   ----------
                                 BANKS - 4.3%
 4,000      First Hawaiian Inc. ..........................            130,000
                                                                   ----------
                            COMMUNICATIONS - 3.7%
 4,000     *Commnet Cellular, Inc. .......................            113,000
                                                                   ----------
                             CONSTRUCTION - 5.4%
 1,500     *Jacobs Engineering Group, Inc. ...............             36,188
 5,000      Lennar Corp...................................            130,000
                                                                   ----------
                                                                      166,188
                                                                   ----------
                              ELECTRONICS - 6.4%
 1,800      Cubic Corp.....................................            38,025
 8,000      Scientific Atlanta.............................           124,000
 1,200     *Tech-Sym Corp. ................................            34,950
                                                                   ----------
                                                                      196,975
                                                                   ----------
                             ENTERTAINMENT - 1.6%
   500     *Tele-Communications Liberty Media Group Ser A..            12,500
   500      Walt Disney Production Co......................            36,875
                                                                   ----------
                                                                       49,375
                                                                   ----------
                          FINANCIAL SERVICES - 24.2%
 1,500      Federal Home Loan Corp. .......................           171,375
 6,342      First Data Corp. ..............................           252,887
 3,000      Greentree Financial Corp. .....................           125,625
 2,000      Household International, Inc. .................           189,500
                                                                   ----------
                                                                      739,387
                                                                   ----------
                                 FOOD - 4.0%
 5,000      McCormick & Co. Inc. ..........................           123,125
                                                                   ----------


 Shares                                                               Value
--------                                                           ----------
                               INSURANCE - 9.6%
 2,000      Integon........................................        $   38,500
 4,400     *Leucadia National Corp. .......................           115,500
 2,000      Progressive Corp...............................           139,500
                                                                   ----------
                                                                      293,500
                                                                   ----------

                          MANUFACTURED HOUSING - .8%
 2,000      Shelter Components.............................            25,000
                                                                   ----------
                           MEDICAL SERVICES - 5.7%
 4,000      United Healthcare..............................           172,500
                                                                   ----------
                           OIL & NATURAL GAS - 8.3%
 3,000      Apache Corp. ..................................           109,125
 7,000     *Oryx Energy Co. ...............................           145,250
                                                                   ----------
                                                                      254,375
                                                                   ----------

                              PUBLISHING - 3.8%
 3,000      Belo A. H. Corp. ..............................           115,875
                                                                   ----------

                     REAL ESTATE INVESTMENT TRUSTS - 4.8%
10,000      United Dominion Realty Trust, Inc. ............           147,500
                                                                   ----------

            Total Value of Common Stocks (cost $1,687,230).         2,640,550
                                                                   ----------

Principal
Amount
---------
                        SHORT-TERM SECURITIES - 13.7%
$420M       U.S. Treasury Bill 4.82% due 12/5/96
              (cost $ 419,775).............................           419,775
                                                                   ----------
            Total Value of Investments
              (Cost 2,107,005)...................... 100.0%         3,060,325
            Excess of Liabilities Over Other Assets.    .0               (347)
                                                     ------        ----------
            Net Assets.............................. 100.0%        $3,059,978


* Non-income producing security

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1996

ASSETS
     Investments in securities, at value
     (identified cost $2,107,005) (Note 1-A)...                    $3,060,325
   Cash........................................                        22,604
   Dividends receivable........................                         2,345
   Other assets................................                         2,741
                                                                   ----------
      TOTAL ASSETS.............................                     3,088,015


LIABILITIES
   Payable for capital stock redeemed..........      $    1,625
   Accrued advisory and administrative fees....          25,112
   Other accrued expenses......................           1,300
                                                     ----------
      TOTAL LIABILITIES........................                        28,037
                                                                   ----------
NET ASSETS.....................................                    $3,059,978
                                                                   ==========

NET ASSET VALUE PER SHARE
   ($3,059,978 / 225,550 shares outstanding)
    10,000,000 shares authorized, $0.10 par
    value (Note 2).............................                       $13.57
                                                                      ======

NET ASSETS CONSIST OF:
   Capital paid in.............................      $1,997,704
   Undistributed net investment deficit........         (12,127)
   Accumulated net realized gain on investments         121,081
   Net unrealized appreciation in value of
     investments...............................         953,320
                                                     ----------
      TOTAL....................................      $3,059,978
                                                     ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share...................                       $13.57
   Sales commission:  8 1/2% of offering price*                         1.26
                                                                      ------
   Offering price (adjusted nearest cent) .....                       $14.83
                                                                      ======
   Redemption price............................                       $13.57
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 1996

INVESTMENT INCOME
  Income:
    Dividends..................................$ 30,320
    Interest...................................  27,874
                                               --------
          TOTAL INCOME.........................              $ 58,194

  Expenses (Note 4):
    Investment advisory fee ..................    21,096
    Professional fees.........................    12,221
    Registration fees.........................     9,960
    Transfer agent and dividend disbursing
         agent's fees and expenses............     9,473
    Administrative fee........................     7,032
    Reports and notices to shareholders.......     5,672
    Custodian fees............................     4,250
    Other expenses............................     6,150
                                                --------
          TOTAL EXPENSES.......................   75,584
          Less: Expenses reimbursed............   (3,016)
                Custodian fees paid indirectly.   (2,247)      70,321
                                                --------     --------
          INVESTMENT INCOME-NET................               (12,127)

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3):
    Net realized gain on investments...........  121,199
    Net unrealized appreciation of
        investments............................  264,031
                                                --------
          Net gain on investments..............               385,230
                                                             --------
    NET INCREASE IN NET ASSETS RESULTING FROM
          OPERATIONS...........................              $373,103
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 1996 and 1995

                                                       1996          1995
                                                    -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss............................   $  (12,127)   $  (31,627)
  Net realized gain on investment securities.....      121,199       194,043
  Net unrealized appreciation of investments.....      264,031       250,329
                                                    ----------    ----------
     Net increase in net assets resulting from
       operations................................      373,103       412,745


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments...............     (193,972)      (10,248)

CAPITAL SHARE TRANSACTIONS
  Increase in net assets resulting from capital
     share transactions (Note 2).................       76,490        81,437
                                                    ----------    ----------
     Net increase in net assets..................      255,621       483,934

NET ASSETS
  Beginning of year..............................    2,804,357     2,320,423
                                                    ----------    ----------
  End of year (including net investment deficit
    of $12,127 and $0, respectively..............   $3,059,978    $2,804,357
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES,INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market System are valued at the closing sales price on November 29, 1996. Securities traded over-the-counter and securities not traded that day are valued at the prevailing quoted bid price. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

    E. Other - security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At November 30, 1996 there were 225,550 shares outstanding. Transactions in capital stock were as follows:

                                    1996                   1995
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Capital stock sold.........   41,397    $ 516,964    51,630   $ 603,696
Capital stock issued in
   reinvestment of net
   realized gain on
   investments.............   14,566      175,232       822       9,029
Capital stock redeemed.....  (49,591)    (615,706)  (45,547)   (531,288)
                             --------   ----------  --------  ----------
  Net increase .............   6,372    $  76,490     6,905   $  81,437
                             ========   ==========  ========  ==========


                                      6

                           EAGLE GROWTH SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. PURCHASES AND SALES OF SECURITIES
    For the year ended November 30, 1996, purchases and sales of securities, other than United States Government obligations and short-term notes, aggregated $613,702 and $554,711 respectively.

    At November 30, 1996, the cost of investments for Federal income tax purposes was $2,107,005. Accumulated net unrealized appreciation on investments was $953,320 consisting of $956,060 gross unrealized appreciation and $2,740 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC), is the investment advisor and the administrator of the Fund.

    As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and
 .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    Pursuant to California regulations, BFC has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) exceed any limitation on expenses applicable to the Fund in California. The reimbursement is limited to the yearly total of the advisory and administrative fees. For the year ended November 30, 1996, BFC reimbursed advisory and administrative fees amounting to $2,262 and $754, respectively.

    BFC also serves as the underwriter of the Fund.  For the year ended
November 30, 1996, BFC received $127 in commissions from the sale of Fund shares.

    Directors of the Fund who are not affiliated with BFC received directors fees aggregating $1,200 and the Fund's Custodian has provided credits in the amount of $2,247 against custodian charges based on the uninvested cash balances of the Fund.

5. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the fiscal year. A distribution of $.49 a share from net realized gains was declared on December 9, 1996. The distribution is payable on December 27, 1996 to shareholders of record on December 23, 1996.

                                      7

                            EAGLE GROWTH SHARES, INC.

                              FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.




                                                                     Year  Ended  November  30,
                                     -----------------------------------------------------------------------------------------
PER SHARE DATA                        1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
--------------                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year.  $12.79   $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47   $ 5.66   $ 7.06
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......   (0.05)   (0.14)   (0.21)   (0.19)   (0.07)    0.03     0.23     0.01    (0.09)   (0.05)
Net Realized & Unrealized Gain
  (Loss) on Investments............    1.71     2.05    (1.71)    0.43     1.78     2.56    (3.33)    5.00     1.90    (1.26)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total From Investment Operations...    1.66     1.91    (1.92)    0.24     1.71     2.59    (3.10)    5.01     1.81    (1.31)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Investment Income..............    --       --       --       --       0.02     0.12     --       --       --       0.01
Net Realized Gains.................    0.88     0.05     0.24     0.56     --        --      --       --       --       0.08
Return of Capital..................    --       --       --       --       --       0.10     0.03     --       --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total Distributions................    0.88     0.05     0.24     0.56     0.02     0.22     0.03     --       --       0.09
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net Asset Value, End of Year.......  $13.57   $12.79   $10.93   $13.09   $13.41   $11.72   $ 9.35   $12.48   $ 7.47   $ 5.66
                                     ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................   13.82    17.53   (14.95)    1.78    14.56    28.28   (24.90)   67.07    31.98   (18.78)
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)...................  $3,060   $2,804   $2,320   $2,748   $2,947   $3,152   $2,818   $3,965   $1,763   $2,068
Ratio to Average Net Assets:
  Expenses (%).....................    2.58     3.44     3.71     2.67     2.50     2.51     1.52     1.53     1.52     1.51
  Net Income (Loss) (%)............   (0.43)   (1.27)   (1.77)   (1.30)   (0.58)    0.24     2.05     0.03    (0.71)   (0.46)

Ratio to Average Net Assets before
  Expense Reimbursements:
  Expenses (%).....................    2.69     4.44     4.71     3.67     3.33     3.30     2.62     1.93     1.94     2.00
  Net Income (Loss) (%)............   (0.54)   (2.27)   (2.77)   (2.30)   (1.41)   (0.56)    0.95    (0.38)   (1.12)   (0.94)

Portfolio Turnover Rate (%)........      24       51       51       66        7       82       40        7        7      349
Average Commission rate**..........  $.1071      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A      N/A

*  Calulated without sales charge.
** Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

                      See notes to financial statements

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities of Eagle Growth Shares, Inc., including the portfolio of investments as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc. at November 30, 1996, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
December 16, 1996 (Except for Note 5 as
to which the date is December 24, 1996)

                           EAGLE GROWTH SHARES, INC.

EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
STAR BANK, N.A., P.O. Box 640115, Cincinnati, OH 45264-0115


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
AMERICAN DATA SERVICES, INC.
24 West Carver Street, Location #00150, Huntington, NY 11743


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, Malvern, PA


AUDITORS
TAIT, WELLER & BAKER, Philadelphia, PA

                     [This page intentionally left blank]

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155

                                            [LOGO]

OFFICERS                                    EAGLE
Donald H. Baxter                            GROWTH
  Chairman and President                    SHARES,INC.
Ronald F. Rohe
  Vice President/Secretary/Treasurer

ADMINISTRATIVE STAFF
Keith A. Edelman
  Director of Operations
Diane M. Sarro
  Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
James Keogh
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson
Robert A. Utting                                         ANNUAL
                                                         REPORT

                                                    November 30, 1996

You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.